March 2017 Investor Presentation Mike Covey Chairman & Chief Executive Officer Jerry Richards Vice President & Chief Financial Officer

Forward-Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about long-term economic fundamentals and future company performance, the company’s business model, position of Southern timberlands to supply incremental wood needed, performance of mills after 2015 high-return capital spending, lumber price volatility resulting from trade case regarding Canadian lumber imports, assessment of countervailing and antidumping duties in Q2 2017, finding of injury and determination of the amount of duties in Q4 2017, annual production of lumber and plywood, direction of markets and the economy, forecast of U.S. housing starts, forecast of U.S. lumber supply, expectation that incremental lumber production will come from the South, manufacturer investments in the South, effect of increased manufacturing in the South on sawlog prices, effect of increased sawlog prices on EBITDDA in the North and South regions, effect of increased lumber prices on EBITDDA, expected harvest in 2017 and harvest level range over the next 50 years and beyond, expected annual real estate sales, forecast North American log and lumber exports, log, lumber and panel price trends, effect of mountain pine beetle and reduced allowable cut on Canadian supply, forecast of Canadian lumber production, 20,000 acres of annual real estate sales, debt maturities, share repurchases, expected cash flows, real estate value opportunities, real estate business potential and land development potential, capital structure, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.potlatchcorp.com.

Potlatch Highlights Timber REIT best positioned to capitalize on the housing recovery Highest leverage to lumber prices of timber REITs Long-term economic fundamentals are positive Expect duties on Canadian lumber imports to begin Q2 2017 Geographically diverse, high-quality timberlands Largest private landowner in Idaho Southern timberlands well positioned to supply incremental wood needed as housing recovers Low-risk, high-margin, real estate sales Sell non-core timberlands at attractive multiples Focus is sale of undeveloped rural, recreational real estate Top 10 U.S. lumber manufacturer Mills are well positioned as a result of high-return capital spending in 2015 Return cash to shareholders Dividend currently yields 3.4%(1) Have $54 million remaining on share purchase authorization (1) Based on March 20, 2017 closing stock price of $44.30 per share.

Potlatch Portfolio Idaho 615,000 Arkansas 410,000 Minnesota 155,000 Mississippi 98,000 Alabama 96,000 TOTAL: 1,374,000 We own ~ 1.4 million acres of certified timberland and are a top 10 lumber manufacturer in the U.S. Timberlands, acres as of December 31, 2016 (1) Full year 2016 in million board feet, does not include 161 MMSF of plywood production at St. Maries, ID. Sawmill Production, MMBF Warren, AR 195 Gwinn, MI 183 St. Maries, ID 181 Bemidji, MN 142 TOTAL: 701(1)

Highest Leverage to Lumber Prices Potlatch has more direct leverage to lumber prices than any other timber REIT. This comes from both a lumber manufacturing business and indexed log prices in Idaho. A $30/mbf change in lumber prices represents about $25 million of annual EBITDDA. Based on EBITDDA for trailing twelve months ended December 31, 2016. Potlatch amount consists of EBITDDA from non-indexed log sales, plywood and real estate. Source: public filings. Competitors Sawlogs Indexed to Lumber Prices 32%

Softwood Lumber Trade Case The U.S. Lumber Coalition filed a trade case against Canadian lumber imports on November 25, 2016. We expect this will continue to add to lumber price volatility and expect countervailing (“CVD”) and anti-dumping (“AD”) duties to be imposed Q2 2017. Canadian lumber imports were managed under an agreement that expired October 2015; a one-year standstill period ended October 2016 Summary timeline: The U.S. Lumber Coalition has asserted ‘critical circumstances’ and has asked that duties be retroactive (90 days prior to the DOC preliminary determinations) The U.S. Lumber Coalition continues to seek a hard volume restraint (quota) in any negotiated agreement November December January February March April May June Nov. 25 Trade case Filed U.S. International Trade Commission preliminary(1) finding of injury Preliminary(1) CVD Preliminary(1) AD Potential retroactive window The finding of injury and the amount of the duties are expected to be finalized in Q4 2017.

Lumber Capacity Utilization vs. Price Lumber prices are correlated with manufacturing capacity utilization, which is increasing. Western SPF lumber prices increased $73/MBF recently and are up $114/MBF compared to a year ago.(1) Source: RBC Capital Markets from Random Lengths, RISI, and RBC Capital Markets estimates. (1) The Random Lengths Kiln Dried Dimension Random 2X4 #2 & Better Price (FOB mill) was $271/MBF a year ago, $312/MBF at the end of 2016 and $385/MBF as of February 24, 2017. $/MBF REAL PRICE (2015 dollars) W. SPF 2x4 (US$) 2017 current

U.S. Housing Starts & Lumber Demand are Increasing U.S. housing starts are recovering to long-term trend The incremental wood needed to supply increasing demand will come from the U.S. South Forecast(2) Actual(1) U.S. HOUSING STARTS (in thousands) U.S. LUMBER SUPPLY – RISI (billion board feet) Average Starts Since 1970: 1.5 million Forecast Source: U.S. Census Bureau. Forecast based on average of 8 different economic forecasting firms. U.S. LUMBER SUPPLY (1995 - 2028) - RISI Data Source: RISI Annual Historical Datasets 2015 RISI 15-Year Lumber Forecast, July 2014 RISI 5-Year Lumber Forecast, Dec 2015 YEAR 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16F 17F 18F 19F 20F 21F 22F 23F 24F 25F 26F 27F 28F U.S. SOFTWOOD LUMBER PRODUCTION BY REGION - bbf U.S. Total 32.200000000000003 33.299999999999997 34.700000000000003 34.700000000000003 36.6 36 34.6 35.5 36.6 38.299999999999997 40.700000000000003 38.700000000000003 35.200000000000003 29.2 23.4 25 26.5 28.5 30 31.5 31.938000000000002 33.084000000000003 35.504000000000005 37.708999999999996 38.792999999999999 39.014000000000003 38.353999999999999 35.9 39.200000000000003 41.9 44.1 43.9 38.5 40.9 Coast 7.5 7.7 7.8 7.8 8.6 8.8000000000000007 8.8000000000000007 9.1999999999999993 9.9 10.9 11.8 10.7 9.6 7.7 6.5 7 7.2 7.8 8.3000000000000007 8.6999999999999993 8.3030000000000008 8.5225197999999995 9.4628432000000018 9.7907256999999994 9.6918772999999998 9.501589000000001 9.289814100000001 9.6 10.6 11.4 11.8 11.5 10 10.6 Inland 7 7.1 7.4 7.3 7.6 7.1 6.6 6.8 6.7 6.8 6.6 6.2 5.9 4.8 3.5 3.8 4.0999999999999996 4.5 4.7 4.9000000000000004 4.9950000000000001 5.15 5.5890000000000004 5.8919999999999995 5.8980000000000006 5.548 5.2709999999999999 5 5.3 5.4 5.7 5.8 5 5.0999999999999996 South 14.7 15.3 16.100000000000001 16.2 16.899999999999999 16.7 16.100000000000001 16.3 16.899999999999999 17.3 18.899999999999999 18.7 17 14.6 11.8 12.4 13.4 14.4 15.1 16 16.585000000000001 17.029999999999998 18.032 19.085999999999999 20.527999999999999 21.599 21.481999999999999 18.7 20.5 22 23.4 23.6 20.7 22.2 Other 3.1 3.2 3.4 3.4 3.5 3.4 3.2 3.2 3.1 3.3 3.5 3.1 2.7 2.1 1.6 1.8 1.8 1.8 1.9 1.9 1.952 2.0209999999999999 2.2720000000000002 2.3259999999999996 2.3469999999999995 2.367 2.3099999999999996 2.6 2.9 3 3.2 3.2 2.8 3 U.S. SOFTWOOD LUMBER DEMAND - bbf Domestic Demand 46.2 50.6 50.5 53.5 54 54.3 53.2 56.2 57.5 60.6 63.7 60.6 52.7 41.8 33.700000000000003 32.799999999999997 33.4 36.799999999999997 38.9 40.5 45.2 50.6 48.8 50.6 53.8 54.5 52.5 48.2 53.2 56.1 58.6 57.9 51.7 54.8 Canadian Exports to the U.S. 17 17.8 17.399999999999999 18 18.2 18.3 18.7 19.100000000000001 19.399999999999999 21 21.5 20.100000000000001 16.7 11.6 8.3000000000000007 9 8.8000000000000007 9.5 10.9 11.8 12 13.9 13.7 14.1 15 13.3 12.9 11.8 13.1 13.9 14.6 14.5 12.7 13.7 Canadian Lumber % of U.S. Market (RHS) 0.36796536796536794 0.35177865612648224 0.34455445544554453 0.3364485981308411 0.33703703703703702 0.33701657458563539 0.35150375939849621 0.33985765124555162 0.33739130434782605 0.34653465346534651 0.33751962323390894 0.3316831683168317 0.31688804554079691 0.27751196172248804 0.24629080118694363 0.27439024390243905 0.26347305389221559 0.25815217391304351 0.28020565552699228 0.29135802469135802 0.26548672566371678 0.27470355731225299 0.28073770491803279 0.27865612648221344 0.27881040892193309 0.24403669724770644 0.24571428571428572 0.24481327800829875 0.24624060150375937 0.24777183600713013 0.24914675767918087 0.25043177892918828 0.24564796905222436 0.25

Southern Sawlog Price Southern sawlog prices are normally correlated to lumber production and are well below trend levels. SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS. LUMBER PRODUCTION Source: USDA, WWPA, Timber Mart-South. Trend Pricing

Increasing Investments in our Southern Wood Baskets

- *Manufacturers are investing in our Southern wood baskets, which will translate to higher sawlog prices.*
- *Our Southern wood baskets have more price upside than other parts of the South.*



AR
MS
AL
Potlatch Landholdings
Potential Log Demand
<500K Sawlog
500K - 1,000K Sawlog
500K - 1,000K Pulpwood
>1,000 Pulpwood

Source: Public Announcements & Internal Research

Selected capacity expansions

Description	Location	Status	Demand[1] Sawlog	Demand[1] Pulpwood
Biewer - lumber	Newton, MS	Built, in start up	900	
Conifex - lumber	El Dorado, AR	$80MM to rebuild mill	700	
Two Rivers - lumber	Demopolis, AL	Construction/start up 2017	900	
Winston - plywood	Louisville, MS	Built, in start up	750	
Caddo - lumber	Glenwood, AR	$50MM to restart idled mill	650	
Sun Paper - pulp	Arkadelphia, AR	Announced plan to build		3,000
Highland - pellet	Pine Bluff, AR	Under construction		1,400

Source: Public Announcements
(1) Estimated incremental demand in thousands of tons

Investor Presentation | 10

North American Log & Lumber Exports The volume of wood exported from North America to China grew materially in the last decade and remains at a meaningful level. U.S. WEST COST LOG EXPORTS (billion board feet – lumber scale) NORTH AMERICAN SOFTWOOD LUMBER EXPORTS (billion board feet) Forecast Actual Forecast Actual Source: FEA

Canada’s Ability to Supply Lumber is Constrained Canadian supply has declined almost 10 billion board feet due to the mountain pine beetle and a reduction in allowable cut. CANADA SOFTWOOD LUMBER PRODUCTION (billion board feet) Actual Forecast ≈10 billion board feet Source: Wood Markets Outlook 2017 edition.

Resource: Segment Overview Resource is a stable and significant source of cash. RESOURCE PERFORMANCE Increased EBITDDA driven by recovery of Northern sawlog prices Southern pine sawlog prices have not yet recovered Changes in Southern sawlog average prices are due to proportion of hardwood in the mix At current harvest volumes, a $10/ton change in sawlog prices is ~$10 million in annual EBITDDA in South EBITDDA is reconciled on slide 21 and defined on slide 22. Delivered basis. Southern EBITDDA in millions(1) Northern Sawlog price per ton(2) Southern Sawlog price per ton(2) Northern EBITDDA in millions(1) Year N EBITDDA S EBITDDA EBITDDA(1) (in millions) Northern Sawlog (2) (price per ton) Southern Sawlog (2) (price per ton) 2006 $92 2007 $97 $88 $56 2008 $95 $80 $48 2009 $56 $59 $43 2010 $83 $67 $45 2011 $77 $73 $42 2012 48.283617499999998 17.705046500000002 $66 $75 $42 2013 68.869409609999991 22.658954030000004 $92 $85 $43 2014 79.8170219 23.006077649999995 $103 $91 $46 2015 74.099999999999994 31 $105.1 $87.454037167662918 $43.486753991050271 2016 74.599999999999994 31.4 $106 $90.296952963318688 $43.683106681779186

Resource: Long-Term Harvest Profile Our strategy is to maximize net present value while managing our timberlands sustainably over the long term. We plan to harvest 4.2 million tons in 2017. ACTUAL ANNUAL HARVEST (millions of tons) PROJECTED AVERAGE ANNUAL HARVEST RANGE (millions of tons)(3) Increase is due to acquisition of 200,000 acres of timberlands in Alabama and Mississippi at the end of 2014. Decrease is due to sale of 172,000 acres of central Idaho timberlands on April 21, 2016. Does not include the effect of future acquisitions or dispositions. (1) (2)

Real Estate Business Part of our ownership is worth more for uses other than growing trees. Parcels are segmented by product, then competitively marketed for sale at the highest overall price. We expect to sell about 20,000 acres annually. * Historical average of the last two years. 2017 Land Base Value Optimization Strategic Management / Long-Term Ownership Sell Parcels for Values Greater than Timberland Values HBU Development 50,000 acres Rural Real Estate 105,000 acres Non-Strategic Timberlands 55,000 acres $2,400* / acre $1,300* / acre $900* / acre CORE Timberland 1.2 million acres

Wood Products: Segment Overview We operate four sawmills that can produce 680 – 715 million board feet of lumber annually, depending on market conditions Our industrial-grade plywood mill produces about 160 million square feet of higher grade panels, most of which are sold at a premium Changes in EBITDDA driven largely by lumber prices and log costs EBITDDA in millions(1) Lumber Price (MBF) Competitive mills will benefit from an improving housing market. WOOD PRODUCTS PERFORMANCE (1) EBITDDA is reconciled on slide 21 and defined on slide 22. Year EBITDDA(1) (in millions) Lumber Price (MBF) 2007 $14 $319 2008 $-4 $292 2009 $-11 $255 2010 $15 $297 2011 $15 $297 2012 $52 $342 2013 $65 $392 2014 $59 $402 2015 $3 $346 2016 $31.938351799999996 $352.39

Capital Structure As of December 31, 2016 Unaudited, $ in millions Market capitalization(1) $1,796 Net debt(2) 501 Enterprise Value $2,297 Net debt to enterprise value 22% Consolidated leverage ratio(3) 26% Interest coverage ratio(4) 8.30 Weighted average cost of debt, after tax 4% Market capitalization is as of March 20, 2017. Net debt is defined on slide 22 and is calculated as total debt of $584 million less cash and short-term investments of $83 million. Consolidated leverage ratio is defined on slide 22 and is limited to 40%. Interest coverage ratio is defined on slide 22 and is required to be at least 3.00. $249 million is available on our revolver Maturity: February 2020 Accordion: $250 million Refinancing and repayments completed in 2016 reduced interest run rate $5 million per year $150 million of 2019 maturities contain a make-whole currently at $26 million $54 million remaining on share repurchase authorization DEBT MATURITIES (in millions)

Dividend History DIVIDEND PAID PER SHARE (dollars) We grew our dividend 20% in 2013 and 2014(1) Our current dividend yield is 3.4%(2) The dividend increased 13% in Q4 2013 and 7% in Q4 2014. Based on March 20, 2017 closing stock price of $44.30 per share.

Summary High quality, well managed portfolio of assets Softwood lumber trade case could provide near term catalyst Long-term industry trends are favorable U.S. housing starts recovering to long-term trend North American exports to China tension U.S. market Canadian lumber capacity is declining Southern sawlog prices will recover Returning cash to shareholders and reducing leverage are important capital allocation priorities Sustainable and growing dividend Authorized to repurchase shares Pay maturing debt

Appendix

EBITDDA & Segment EBITDDA Reconciliation ($ in millions) Fiscal Year 2012 2013 2014 2015 2016 RESOURCE Northern Resource operating income $33 $53 $65 $59 $65 Depreciation, depletion and amortization 15 16 15 15 10 Northern Resource EBITDDA $48 $69 $80 $74 $75 Southern Resource operating income $16 $21 $20 $17 $17 Depreciation, depletion and amortization 2 2 3 14 14 Southern Resource EBITDDA $18 $23 $23 $31 $31 Resource Segment EBITDDA $66 $92 $103 $105 $106 WOOD PRODUCTS Operating income (loss) $45 $59 $53 ($5) $25 Depreciation and non-cash impairments & eliminations 7 6 6 8 7 Wood Products Segment EBITDDA $52 $65 $59 $3 $32 REAL ESTATE Operating income(1) $28 $18 $27 $17 $19 Basis of real estate sold and depreciation 5 4 9 7 9 Real Estate Segment EBITDDA $33 $22 $36 $24 $28 CORPORATE & ELIMINATIONS Corporate expense(2) ($39) ($44) ($32) ($32) ($39) Depreciation and eliminations(3) 2 1 1 3 (3) Corporate EBITDDA ($37) ($43) ($31) ($29) ($42) Consolidated EBITDDA $114 $136 $167 $103 $124 Excludes the Q2 2016 central Idaho timberland sale. Corporate expense includes environmental remediation charges of $4 million in 2013 and $1 million in 2016. Eliminations are primarily related to intersegment purchases of logs.

Definitions EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Segment EBITDDA from continuing operations is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Funds Available for Distribution (FAD) is a non-GAAP measure and is calculated as net income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold, non-cash asset impairment and eliminations and capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. Net debt to enterprise value is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net debt is calculated as long-term debt, less cash and short-term investments. Consolidated Leverage Ratio is defined in our credit agreements as Total Funded Indebtedness divided by Total Asset Value. Total Funded indebtedness consist of our long-term debt, including any current portion of long-term debt, plus the total amount outstanding under the letter of credit subfacility. Total Asset Value per the credit agreements is defined as the value of our timberlands, the book basis of our Wood Products manufacturing facilities, cash and cash equivalents, short-term investments, the cash value of our company-owned life insurance (COLI) and the purchase price of timberlands acquired. The book basis of our Wood Products manufacturing facilities and the cash value of our COLI are each limited to 5% of Total Asset Value. Interest Coverage Ratio is our trailing twelve months EBITDDA divided by interest expense for the same period. EBITDDA for purposes of the credit agreements is defined as net income adjusted for interest expense, income taxes, depreciation, depletion and amortization, the basis of real estate sold and non-cash equity compensation expense.